Exhibit 10.5
INCREMENTAL COMMITMENT AGREEMENT
Wells Fargo Bank International
April 28, 2011
Toys “R” Us Europe LLC
One Geoffrey Way
Wayne, NJ 07470
Attention: Chief Financial Officer/ General Counsel
Phone: (973) 617-5820
Fax: (973) 617-4006

Deutsche Bank AG New York Branch
60 Wall Street
New York, New York 10005
Attention: Scottye Lindsey
Phone: +1 (212) 250-6115
Fax: +1 (646) 736-7095

Re: Incremental Commitment
Ladies and Gentlemen:
Reference is hereby made to the Syndicated Facility Agreement, dated as of October 15, 2009 and amended and restated as of March 8, 2011, among Toys “R” Us Europe, LLC (the “European Parent Guarantor”), TRU Australia Holdings, LLC (the “Australian Parent Guarantor”), Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “U.K. Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026), the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us SARL (the “French Borrower”), Toys “R” Us Iberia, SA (the “Spanish Borrower” and, together with the U.K. Borrowers, Australian Borrower, German Borrower and French Borrower, collectively, the “Borrowers”), the Lenders party thereto from time to time, Deutsche Bank AG New York Branch, as Administrative Agent and Security Agent, Deutsche Bank AG New York Branch and Bank of America, N.A., as Co-Collateral Agents and the other Agents party thereto from time to time (as further amended, restated, modified and/or supplemented from time to time, the “Facility Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Facility Agreement. The Incremental Lender party to this letter agreement (this “Agreement”) hereby agrees to provide the Incremental Commitment set forth opposite its name on Annex I attached hereto (the “Incremental Commitment”). The Incremental Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Facility Agreement, including, without limitation, Sections 2.01 and 2.14 thereof.

The Incremental Lender, the Borrowers, the Guarantors and the Administrative Agent acknowledge and agree that the Incremental Commitment provided pursuant to this Agreement shall constitute an Incremental Commitment on the Agreement Effective Date (as defined below) shall constitute, or in the case of an existing Lender, shall be added to (and thereafter become a part of), the Total Commitment of the Incremental Lender for all purposes of the Facility Agreement and the other applicable Credit Documents. The Incremental Lender, each Guarantor, the Borrowers and the Administrative Agent further agree that, with respect to the Incremental Commitment provided by the Incremental Lender pursuant to this Agreement, the Incremental Lender shall receive from the Borrowers such upfront fees and/or other fees, if any, as may be separately agreed to in writing with the Borrowers, the Administrative Agent and Incremental Lender, all of which fees shall be due and payable to the Incremental Lender on the terms and conditions set forth in each such separate agreement.
Furthermore, each of the parties to this Agreement hereby agrees to the terms and conditions set forth on Annex I hereto in respect of the Incremental Commitment provided pursuant to this Agreement.
The Incremental Lender party to this Agreement, to the extent not already a party to the Facility Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Facility Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Facility Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Facility Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent, the Security Agent, the Co-Collateral Agents and the Facility Agent to take such action as agent or trustee (with respect to the Trustee Security Documents), as the case may be, on its behalf and to exercise such powers under the Facility Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Security Agent, the Co-Collateral Agents and the Facility Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Facility Agreement and the other Credit Documents are required to be performed by it as a Lender, and (vi) in the case of the Incremental Lender organized under the laws of a jurisdiction outside the United States, attaches the appropriate forms referred to in Section 5.04 of the Facility Agreement, to the extent required to be delivered by it on the date hereof. For the purposes of Section 5.04 of the Facility Agreement, the Incremental Lender confirms that: (i) its HMRC Treaty Passport number is 012/W/035/6771/DTTP and that it is tax resident in Ireland, (ii) it is a Treaty Lender in respect of the U.K. Borrowers, (iii) a Qualifying Lender (other than a Treaty Lender) in respect of the French Borrower, (iv) a Qualifying Lender (other than a Treaty Lender) in respect of the German Borrower, (v) a Qualifying Lender (other than a Treaty Lender) in respect of the Spanish Borrower and (vi) a Qualifying Lender (other than a Treaty Lender) in respect of the Australian Borrower.  The Incremental Lender also confirms that it is not incorporated, domiciled, established or acting through a Facility Office situated in a Non-Cooperative Jurisdiction.

Upon the date of (i) the execution of a counterpart of this Agreement by the Incremental Lender, the Administrative Agent, each Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith or under any other agreement between the Obligors and the Incremental Lender with respect to the Incremental Lender's Incremental Commitment and (iv) the satisfaction of all Incremental Commitment Requirements, all conditions set forth in Section 2.14 and any other conditions precedent set forth in Section 4 of Annex I hereto (such date, the “Agreement Effective Date”), the Incremental Lender party hereto (i) shall be obligated to make the Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Facility Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.
The Obligors acknowledge and agree that (i) they shall be jointly and severally liable for all Secured Obligations with respect to the Incremental Commitment provided hereby as, and to the extent, provided in the Facility Agreement including, without limitation, all Loans made pursuant thereto, (ii) all Secured Obligations, including but not limited to the Secured Obligations with respect to the Incremental Commitment provided hereby, shall be entitled to the benefits of the Security Documents and the Guaranty, as, and to the extent, provided therein and in the Facility Agreement, and (iii) the Liens created pursuant to the Security Documents secure all of the Secured Obligations, including but not limited to the Secured Obligations with respect to the Incremental Commitment provided hereby, on an equal and ratable basis.
Each Guarantor acknowledges and agrees that all Secured Obligations with respect to the Incremental Commitment provided hereby and all Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided therein and in the Facility Agreement and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Facility Agreement.
Attached hereto as Annex II is the officers' certificate required to be delivered pursuant to clause (vii) of the definition of “Incremental Commitment Requirements” certifying that the conditions set forth in clauses (i), (ii) and (vi) of the definition of “Incremental Commitment Requirements” have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).
Attached hereto as Annex III are opinions from (i) White & Case LLP, special England and Wales counsel to the Administrative Agent and (ii) Mallesons Stephen Jaques, special Australian counsel to the Administrative Agent, delivered as required pursuant to clause (iv) of the definition of “Incremental Commitment Requirements” appearing in Section 1 of the Facility Agreement.
Attached hereto as Annex IV are true and correct copies of officers' certificates, board of director (or equivalent) resolutions and evidence of good standing of the Obligors required to be delivered pursuant to clause (v) of the definition of “Incremental Commitment Requirements” appearing in Section 1 of the Facility Agreement.
You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on April 28, 2011. If you do not so accept this Agreement by such time, our Incremental Commitments set forth in this Agreement shall be deemed canceled.

In accordance with the Facility Agreement, this Agreement is designated as a Credit Document.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Facility Agreement.
In the event of any conflict between the terms of this Agreement and those of the Facility Agreement, the terms of the Facility Agreement shall control.
* * *

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Very truly yours,
WELLS FARGO BANK INTERNATIONAL

By: /s/ Caroline J. Wharton
                 Name: Caroline J. Wharton
Title:SNR. Relationship Manager

By: /s/ John Harvey
                 Name: John Harvey
Title: Chief Executive Officer,
Wells Fargo Bank

Agreed and Accepted
this 28th day of April, 2011:

UK BORROWERS:

TOYS “R” Us (UK) LIMITED,
as a UK Borrower

By:/s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US LIMITED,
as a UK Borrower

By:/s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

AUSTRALIAN BORROWER:

EXECUTED by TOYS “R” US (AUSTRALIA) PTY LTD in accordance with Section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

/s/Robert S. Zarra /s/James R. Ferguson
Signature of director Signature of director/ company secretary

Robert S. Zarra James R. Ferguson
Name of director Name of director/ company secretary

GERMAN BORROWER:

TOYS “R” US GMBH,
as the German Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Managing Director

FRENCH BORROWER:

TOYS “R” US SARL,
as the French Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Attorney in fact

SPANISH BORROWER:

TOYS “R” US IBERIA, S.A.,
as the Spanish Borrower

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent
By: /s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

By: /s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

Consented to and Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Fronting Lender and Issuing Lender

By: /s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

By: /s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

BANK OF AMERICA, N.A.,
as Issuing Lender

By: /s/ Joseph Becker
Name: Joseph Becker
Title: Managing Director

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Commitment Agreement and to the incurrence of the Loans to be made pursuant thereto.

UK GUARANTORS:

TOYS “R” US HOLDINGS LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US PROPERTIES LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

TOYS “R” US FINANCIAL SERVICES LIMITED,
as a Guarantor

By: /s/ Robert S. Zarra
Name: Robert S. Zarra
Title: Director

AUSTRALIAN GUARANTOR:

EXECUTED by BABIES “R” US (AUSTRALIA) PTY LTD in accordance with Section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

By: /s/ Robert S. Zarra By: /s/ James R. Ferguson

Robert S. Zarra James R. Ferguson
Name of director Name of director/ company secretary

EUROPEAN PARENT GUARANTOR:

TOYS “R” US EUROPE, LLC,
as the European Parent Guarantor

By: /s/ Adil Mistry
Name: Adil Mistry
Title: Director

AUSTRALIAN PARENT GUARANTOR:

TRU AUSTRALIA HOLDINGS, LLC,
as the Australian Parent Guarantor

By: /s/ Adil Mistry
Name: Adil Mistry
Title: Director

BVI GUARANTOR:

TRU (BVI) Finance II, Ltd.
as the BVI Guarantor

By: /s/ Adil Mistry
Name: Adil Mistry
Title: Director

ANNEX I
TERMS AND CONDITIONS FOR INCREMENTAL COMMITMENT AGREEMENT
Dated as of April 28, 2011
1.    Names of the Borrowers:    Toys “R” Us (UK) Limited, Toys “R” Us Limited, Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026), Toys “R” Us GmbH, Toys “R” Us SARL, and Toys “R” Us Iberia, S.A.
2.    Incremental Commitment amounts (as of the Agreement Effective Date):

Name of Incremental Lender	Amount of Incremental Commitment
Wells Fargo Bank International	£10,000,000
Total:	£10,000,000

3.	Applicable Margins and Adjustable Applicable Margins to be applicable to all Revolving Loans: As provided in the Facility Agreement.

4.	Agreement Effective Date: April 28, 2011.

5.	Other Conditions Precedent:
Representations and Warranties; No Defaults. Each Borrower and each Guarantor represents and warrants to the Incremental Lender that the following statements shall be true on the Agreement Effective Date: (i) the representations and warranties contained in the Facility Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, unless stated to relate to a specific earlier date or period, in which case such representations and warranties were true and correct in all material respects as of such specific earlier date or period, and (ii) no Default or Event of Default has occurred and is continuing.